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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported): September 30, 2000




                   GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)


     Delaware                    0-28238                   54-1521616
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(State or other          (Commission file number) IRS Employer
jurisdiction of                                   Identification No.
incorporation or
organization)
incorporation or organization)



             11 Sundial Circle, Suite 17, Carefree, Arizona  85377
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         (Address of principal executive offices)          (Zip Code)



      Registrant's telephone number, including area code:  (480) 575-6972
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                                                                             -
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         (Former name or former address, if changed since last report)





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ITEM 1:       CHANGE IN CONTROL
ITEM 5:       OTHER EVENTS

     On September 30, 2000, Guardian Technologies International, Inc. (the "Company") completed a reorganization and restructuring of its armor division.

     The Company had previously formed and organized a wholly-owned subsidiary, Guardian Security and Safety Products, Inc. ("GSSP"). In forming that subsidiary, the Company transferred all of its assets and liabilities associated with its armor manufacturing division to GSSP in exchange for a total of 3,611,662 shares of GSSP common stock.

     Following this restructuring, the Company then formed and organized Guardian Armor, LLC, a Delaware limited liability company. Guardian Armor, LLC then changed its name to ForceOne, LLC. GSSP then transferred to ForceOne, LLC certain assets and liabilities associated with the armor division consisting of accounts receivable, accounts payable, inventory and fixed assets. The assets and liabilities transferred to ForceOne, LLC had a net value of approximately $50,000, for which GSSP received a 51% membership interest in ForceOne, LLC.

     The remaining 49% membership interests in ForceOne, LLC were sold to the following: Composix, Inc. purchased an undivided 24.5% membership interest and Steven A. Young purchased the remaining 24.5% membership interest. The membership interests purchased by Composix and Young were issued in consideration of promissory notes in the amount of $24,500 each, payable June 30, 2001. Composix, Inc. has prepaid its note in full. Composix, Inc. is a controlled corporation of Lawrence Dickson.

     ForceOne, LLC is managed by its managers: J. Andrew Moorer, Steven Young and Lawrence Dickson. Its executive officers are J. Andrew Moorer, CEO, Steven Young, President, and Lawrence Dickson, Vice-President. Under the day-to-day supervision of Mr. Young, the operations of ForceOne, LLC have been moved to new facilities located at 428 Balsam Avenue, Suite B, Spruce Pine, North Carolina 28777. Its telephone number at that address is (828) 766-7675.

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Exhibits

          1.   Certificate of Organization of Guardian Armor, LLC.

          2. Certificate of Incorporation of Guardian Security and Safety Products, Inc.

          3.   ForceOne, LLC Operating Agreement



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GUARDIAN TECHNOLOGIES INTERNATIONAL,
                                   INC.


Date: October 16, 2000             By:  /s/ J. Andrew Moorer
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                                        J. Andrew Moorer, President